UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:      December 31

Date of reporting period:    September 30, 2014

Item 1. Schedule of Investments.

Blackstone / GSO Senior Floating Rate Term Fund

Portfolio of Investments

September 30, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 144.57%
Aerospace and Defense - 2.81%
DAE Aviation Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,072,147	$1,077,508
Landmark Aviation FBO Canada Inc, Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	93,771	93,507
LM US Member LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	2,362,548	2,355,910
LM US Member LLC, Senior Secured Second Lien Initial Term Loan, 8.250%, 10/26/2020	1,021,739	1,025,142
Sequa Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 06/19/2017	1,091,954	1,043,504
Standard Aero Limited, Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	486,040	488,470
TurboCombustor Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	1,860,938	1,866,762

		7,950,803

Automotive - 2.61%
Affinia Group Inc, Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/25/2020	1,945,038	1,938,960
Grede Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 06/02/2021	689,655	688,724
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	3,970,000	3,939,411
TI Group Automotive Systems LLC, Senior Secured First Lien Term Loan, 4.250%, 07/02/2021	852,431	842,313

		7,409,408

Banking, Finance and Real Estate - 7.16%
Alliant Holdings I Inc, Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	2,863,282	2,834,649
AmWins Group LLC, Senior Secured First Lien Term Loan, 5.000%, 09/06/2019	2,673,847	2,675,853
AssuredPartners Capital, Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,573,770	1,556,073
Asurion LLC, Senior Secured Second Lien Term Loan, L+7.50%, 03/03/2021(b)	2,425,532	2,458,883
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 5.000%, 05/24/2019	2,177,364	2,169,884
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	2,947,500	2,910,656
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	1,397,682	1,369,729
Interactive Data Corporation, Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	2,767,709	2,759,488
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,568,786	1,567,814

		20,303,029

Beverage, Food and Tobacco - 5.61%
Brasa (Holdings) Inc, Senior Secured First Lien Term B Loan, 5.000%, 07/19/2019	2,123,333	2,119,798
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	2,725,435	2,650,485
Dave and Busters Inc, Senior Secured First Lien Term Loan, 4.500%, 07/25/2020	413,223	410,640
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,722,513	1,709,164
Supervalu Inc, Senior Secured First Lien Term Loan, 4.500%, 03/21/2019	2,918,523	2,870,090
US Foods Inc, Senior Secured First Lien Term Loan, 4.500%, 03/29/2019	6,170,821	6,146,724

		15,906,901

Capital Equipment - 2.56%
Sensus USA Inc, Senior Secured First Lien Term Loan, 4.500%, 05/09/2017	882,532	865,984
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,714,286	4,702,500
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,388,372	1,383,166
Unifrax I LLC, Senior Secured First Lien Dollar Term Loan, 4.250%, 11/28/2018	294,767	292,372

		7,244,022

Chemicals, Plastics and Rubber - 5.37%
Albaugh LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/31/2021	2,962,500	2,888,438
Axalta Coating Systems US Holdings Inc, Senior Secured First Lien Term Loan, 3.750%, 02/03/2020	2,376,558	2,333,733
Emerald Performance Materials LLC, Senior Secured First Lien Term Loan, 4.500%, 07/30/2021	1,090,909	1,083,545

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
EWT Holdings III Corp, Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	$844,681	$836,234
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,216,667	3,192,558
Pinnacle Operating Corporation, Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	3,035,691	3,012,923
PQ Corporation, Senior Secured First Lien Term Loan, 4.000%, 08/07/2017	1,467,532	1,453,120
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	438,596	431,579

		15,232,130

Construction and Building - 4.35%
Jeld-Wen Inc, Senior Secured First Lien Term B Loan, L+4.25%, 09/24/2021(b)	2,666,667	2,651,680
PlyGem Industries Inc, Senior Secured First Lien Term Loan, 4.000%, 02/01/2021	802,419	788,878
Quikrete Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 09/28/2020	3,025,859	2,995,600
Rexnord LLC, Senior Secured First Lien Term B Loan, 4.000%, 08/21/2020	2,970,000	2,927,039
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	866,613	844,948
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,130,921	2,129,142

		12,337,287

Consumer Goods Durable - 3.60%
Apex Tool Group, LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,051,942	1,018,195
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	3,636,313	3,550,860
Fender Musical Instruments Corporation, Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	422,619	422,972
Hillman Group Inc (The), Senior Secured First Lien Term B Loan, 4.500%, 06/30/2021	574,219	572,783
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,141,732	2,141,732
Serta Simmons Holdings LLC, Senior Secured First Lien Term Loan, 4.250%, 10/01/2019	2,521,167	2,502,271

		10,208,813

Consumer Goods Non Durable - 2.29%
Acosta Holdco Inc, Senior Secured First Lien Term Loan, 5.000%, 09/30/2021	462,428	462,428
Armored AutoGroup Inc, Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	1,662,589	1,649,081
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,443,409	4,376,758

		6,488,267

Containers, Packaging and Glass - 4.62%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, L+3.50%, 09/24/2021(b)	591,716	591,716
Exopack Holdings SA, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	744,375	749,027
Husky Injection Molding Systems Ltd, Senior Secured First Lien Term Loan, 4.250%, 06/30/2021	422,914	417,496
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 09/30/2020	3,075,149	3,046,319
Pelican Products Inc, Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	449,893	450,736
Polarpak Inc, Senior Secured First Lien Canadian Borrower Term Loan, 4.500%, 06/07/2020	2,377,426	2,353,652
Ranpak Corp, Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	463,959	465,047
Ranpak Corp, Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	2,000,000	2,025,830
Reynolds Group Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 12/01/2018	1,503,812	1,490,466
WNA Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 06/07/2020	1,516,052	1,500,891

		13,091,180

Energy Electricity - 1.68%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,833,845	2,805,067
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,978,987	1,966,618

		4,771,685

Energy, Oil and Gas - 7.75%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	1,473,148
Arch Coal Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 05/16/2018	2,493,637	2,289,471
Crestwood Holdings LLC, Senior Secured Tranche B-1 First Lien Term Loan, 7.000%, 06/19/2019	2,577,181	2,611,818
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	1,007,463	979,757

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	$2,000,000	$1,985,000
Sheridan Investment Partners I LLC, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	5,137,353	5,068,847
Sheridan Production Partners I-A LP, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	680,741	671,664
Sheridan Production Partners I-M LP, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	415,801	410,256
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.000%, 11/25/2020	3,000,000	2,913,750
Utex Industries Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 05/24/2021	1,918,269	1,914,672
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,645,745	1,643,688

		21,962,071

Environmental Industries - 0.78%
Energy Solutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,176,364	2,213,090

Forest Products and Paper - 0.29%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.004%, 08/09/2019	818,172	816,127

Healthcare and Pharmaceuticals - 13.92%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,426,829	2,388,000
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	2,761,969	2,793,041
BSN Medical Inc, Senior Secured First Lien Term B1 Loan, 4.000%, 08/28/2019	2,645,520	2,640,890
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	734,246	731,265
Convatec Inc, Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	1,588,110	1,581,495
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	266,000	264,504
Envision Acquisition Company LLC, Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	4,096,556	4,091,455
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	2,005,421	2,005,742
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,117,280	1,120,073
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.750%, 01/29/2021	1,082,642	1,075,199
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	4,010,057	4,010,418
Par Pharmaceutical Companies, Inc, Senior Secured First Lien Term B-2 Loan, 4.000%, 09/30/2019	1,400,171	1,374,422
Pharmaceutical Product Development Inc., Senior Secured First Lien Term Loan, 4.000%, 12/05/2018	2,159,916	2,141,913
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	343,966	343,107
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	3,738,863	3,713,682
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,692,857	1,698,681
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	888,889	886,667
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,015,770	3,938,808
Surgery Center Holdings Inc, Senior Secured First Lien Term Loan, L+4.25%, 07/24/2020(b)	681,818	680,966
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.000%, 06/29/2018	1,975,000	1,958,953

		39,439,281

High Tech Industries - 18.59%
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	1,240,625	1,229,124
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	393,413	395,577
Aspect Software Inc, Senior Secured Tranche B First Lien Term Loan, L+5.50%, 05/07/2016(b)	4,480,854	4,485,066
Avago Technologies Cayman Ltd, Senior Secured First Lien Term Loan, 3.750%, 05/06/2021	2,571,680	2,552,083
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,887,148	2,871,803
BMC Software Finance Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 09/10/2020(b)	3,923,048	3,864,202
Dell International LLC, Senior Secured First Lien Term B Loan, 4.500%, 04/29/2020	2,481,250	2,467,566
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,937,029	1,924,923
Freescale Semiconductor Inc, Senior Secured First Lien Term Loan, 4.250%, 02/28/2020	987,524	974,410
Go Daddy Operating Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	1,928,500	1,904,403
Hyland Software Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,937,803	1,936,893
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,397,439	4,375,452
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,835,714	2,828,625
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,720,455	2,712,375

	Principal Amount	Market Value

High Tech Industries (continued)
ProQuest Company, Senior Secured First Lien Term B Loan, L+4.25%, 09/24/2021(b)	$2,700,000	$2,702,808
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/29/2019	1,522,144	1,534,375
Sophia LP, Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,883,792	1,860,715
Tech Finance & Co SCA, Senior Secured First Lien Term Loan, 5.500%, 07/11/2020	3,280,049	3,284,477
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,995,000	1,966,641
Vertafore Inc, Senior Secured First Lien Term Loan, 4.250%, 10/03/2019	3,800,711	3,780,130
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,027,495

		52,679,143

Hotels, Gaming and Leisure - 6.18%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured First Lien Term Loan, 4.750%, 07/30/2021	3,809,163	3,768,691
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5 Loan, 5.948%, 03/01/2017	2,619,508	2,391,218
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6 Loan, 6.947%, 03/01/2017	867,795	793,542
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,108,488	3,944,149
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/02/2019	2,000,000	2,035,000
Scientific Games International Inc, Senior Secured First Lien Incremental B-2 Term Loan, L+4.00%, 09/17/2021(b)	2,773,109	2,723,582
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/25/2020	1,872,661	1,871,490

		17,527,672

Media Advertising, Printing and Publishing - 1.87%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,376,000	2,373,030
Southern Graphics Inc, Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	2,929,167	2,912,705

		5,285,735

Media Broadcasting and Subscription - 2.43%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.000%, 11/23/2018	1,203,727	1,202,222
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,565,731	2,552,902
Univision Communications Inc., Senior Secured First Lien Incremental Loan, 4.000%, 03/01/2020	1,352,765	1,328,727
Yankee Cable Acquisition LLC, Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,802,285	1,799,753

		6,883,604

Media Diversified and Production - 0.30%
Lions Gate Entertainment Corp, Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	838,887

Metals and Mining - 1.16%
Delachaux SA, Senior Secured First Lien Term B Loan, L+4.25%, 09/25/2021(b)	990,099	995,465
McJunkin Red Man Corporation, Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	2,301,081	2,304,913

		3,300,378

Retail - 13.55%
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	2,914,275	2,890,961
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	982,074	979,010
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 4.500%, 08/25/2021	1,818,182	1,812,309
Burlington Coat Factory Warehouse Corp, Senior Secured First Lien Term B Loan, 4.250%, 08/13/2021	2,090,727	2,071,994
Container Store Inc (The), Senior Secured First Lien Term B-3 Loan, 4.250%, 04/08/2019	2,768,206	2,719,762
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	3,246,234	3,147,500
Hudson’s Bay Company, Senior Secured First Lien Initial Term Loan, 4.750%, 11/04/2020	2,775,000	2,777,595
J Crew Group Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	4,175,513	3,977,928
Men’s Wearhouse Inc (The), Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	1,463,415	1,457,312
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/25/2020	1,760,909	1,733,395
New Albertson’s Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/27/2021	2,500,000	2,460,950
Nine West Holdings, Inc, Senior Secured First Lien Initial Term Loan, L+3.75%, 10/08/2019(b)	2,194,500	2,125,922

	Principal Amount	Market Value
Retail (continued)
Party City Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 07/29/2019	$1,047,641	$1,031,742
Payless Inc, Senior Secured First Lien Term Loan, 5.000%, 03/11/2021	2,004,479	1,934,322
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	2,867,784	2,866,006
Sports Authority The, Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	4,404,301

		38,391,009

Services - Business - 15.89%
Advantage Sales & Marketing Inc, Senior Secured First Lien Delayed Draw Term Loan, L+3.25%, 07/23/2021(b)	214,972	211,575
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, L+3.25%, 07/23/2021(b)	6,449,150	6,347,254
BarBri Inc, Senior Secured First Lien Term Loan, 4.500%, 07/17/2019	2,919,777	2,908,827
Checkout Holding Corp, Senior Secured First Lien Term B Loan, 4.500%, 04/09/2021	1,862,952	1,817,775
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	4,243,532	4,179,879
Epicor Software Corporation, Senior Secured First Lien Term B-2 Loan, 4.000%, 05/16/2018	1,887,318	1,867,974
FHC Health Systems Inc, Senior Secured First Lien Term Loan, L+4.00%, 9/30/2021(b)	2,500,000	2,496,875
Information Resources Inc, Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	496,350	497,385
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 4.000%, 03/31/2021	3,260,424	3,189,787
PGA Holdings, Inc (Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,706,301	2,696,152
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, L+3.25%, 05/06/2020(b)	75,669	74,345
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, L+3.25%, 05/06/2020(b)	1,420,734	1,395,871
Project Dwight Holdings Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 05/06/2021	2,493,908	2,481,439
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	584,089	580,439
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,818,182	1,780,691
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Term Loan, L+5.75%, 02/28/2022(b)	2,075,472	2,032,676
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,371,443	2,377,371
Trans Union LLC, Senior Secured First Lien Replacement Term Loan, 4.000%, 04/09/2021	2,277,711	2,245,686
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,979,850	1,972,425
Truven Health Analytics Inc, Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	3,562,259	3,499,920
Vouvray US Finance LLC, Senior Secured First Lien Term Loan, 5.000%, 06/25/2021	394,615	393,136

		45,047,482

Services - Consumer - 4.28%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,216,700	2,130,116
Knowledge Universe Education LLC, Senior Secured First Lien Term Loan, 5.250%, 03/18/2021	883,619	886,933
Learning Care Group (US) No. 2 Inc., Senior Secured First Lien Term Loan, 5.500%, 05/05/2021	1,477,778	1,481,472
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	1,415,494	1,402,224
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	342,857	342,216
NVA Holdings Inc, Senior Secured Second Lien Term Loan, L+7.00%, 08/14/2022(b)	652,088	650,457
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,396,491	1,371,187
ServiceMaster Company LLC (The), Senior Secured First Lien Term Loan, 4.250%, 07/01/2021	1,844,037	1,818,976
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,090,573	2,057,918

		12,141,499

Telecommunications - 8.31%
Avaya Inc, Senior Secured Extended First Lien Term B-3 Loan, 4.654%, 10/26/2017	5,328,306	5,091,037
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,952,468	4,019,186
Fibertech Networks LLC, Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	3,039,719	3,019,444
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	2,000,000	1,960,010
Syniverse Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 04/23/2019	2,879,479	2,833,594
WideOpenWest Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	3,685,675	3,679,519

	Principal Amount	Market Value

Telecommunications (continued)
Zayo Group LLC, Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	$2,990,167	$2,952,611

		23,555,401

Transportation Consumer - 2.33%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,325,584	4,276,921
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.000%, 02/19/2019	1,327,500	1,312,566
Sabre Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/19/2019	1,019,118	1,008,081

		6,597,568

Utilities Electric - 4.28%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/19/2021	660,687	656,148
Empire Generating Co LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/15/2021	539,969	535,245
Empire Generating Co LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/15/2021	37,862	37,530
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/18/2021	1,456,311	1,445,388
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,503,676
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	1,481,481	1,514,815
Panda Temple Power II LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	927,273	950,455
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,448,283	4,443,657
TPF II Power LLC, Senior Secured First Lien Term B Loan, L+4.50%, 10/31/2021(b)	1,029,963	1,029,324

		12,116,238

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $411,607,598)		409,738,710

CORPORATE BONDS - 6.60%
Beverage, Food and Tobacco - 0.47%
Big Heart Pet Brands, Senior Unsecured Bond, 7.625%, 02/15/2019	1,352,000	1,343,550

Containers, Packaging and Glass - 0.55%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	500,000	525,000
Reynolds Group Issuer Inc, Senior Unsecured Bond 5.750%, 10/15/2020	1,000,000	1,022,500

		1,547,500

Energy, Oil and Gas - 1.42%
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	3,000,000	3,135,000
Teine Energy Ltd, Senior Unsecured Bond, 6.875%, 09/30/2022(c)	900,000	887,625

		4,022,625

Healthcare and Pharmaceuticals - 0.15%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	411,250

High Tech Industries - 0.74%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,105,000

Hotels, Gaming and Leisure - 0.80%
Carlson Wagonlit B V, Senior Unsecured Bond, 6.875%, 06/15/2019(c)	1,000,000	1,052,500
Six Flags Inc, Senior Unsecured Bond, 5.250%, 01/15/2021(c)	1,250,000	1,218,750

		2,271,250

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,430,000

Media Diversified and Production - 0.09%
Live Nation Entertainment Inc, Senior Secured Bond, 7.000%, 09/01/2020(c)	250,000	266,875

Services - Consumer - 0.36%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	1,030,000

Telecommunications - 1.51%
Cincinnati Bell Inc, Senior Unsecured Bond, 8.375%, 10/15/2020	2,043,000	2,165,580

	Principal Amount	Market Value

Telecommunications (continued)
Intelsat Jackson Hldg, Senior Unsecured Bond, 7.250%, 10/15/2020	$2,000,000	$2,115,000

		4,280,580

TOTAL CORPORATE BONDS
(Cost $18,111,852)		18,708,630

	Shares	Market Value

COMMON STOCK - 0.19%
Consumer Goods Durable - 0.19%
MModal LLC	28,009	526,331

TOTAL COMMON STOCK
(Cost $1,125,088)		526,331

Total Investments - 151.36%
(Cost $430,844,538)		428,973,671

Liabilities in Excess of Other Assets - (0.52)%		(1,463,710)

Term Preferred Shares - (16.97)%*
(plus distributions payable on term preferred shares)		(48,096,033)

Senior Secured Notes - (33.87)%		(96,000,000)

Net Assets - 100.00%		$283,413,928

Amounts	above are shown as a percentage of net assets as of September 30, 2014.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of September 30, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $9,190,750, which represents approximately 3.24% of net assets as of September 30, 2014.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Senior Floating Rate Term Fund

Notes to Quarterly Portfolio of Investments

September 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund” or “BSL”) is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, the Fund will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of the Fund. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans” together with second lien secured loans and unsecured loans, “Loans”).

BSL was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BSL is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BSL’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BSL’s perceived risk of investing in those securities.

The following table summarizes valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2014:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Chemicals, Plastics and Rubber	$–	$9,330,769	$5,901,361	$15,232,130
Containers, Packaging and Glass	–	12,499,464	591,716	13,091,180
Energy Electricity	–	2,805,067	1,966,618	4,771,685
Healthcare and Pharmaceuticals	–	36,751,575	2,687,706	39,439,281
Services - Business	–	36,673,316	8,374,166	45,047,482
Services - Consumer	–	11,254,566	886,933	12,141,499
Utilities Electric	–	6,701,904	5,414,334	12,116,238
Other	–	267,899,215	–	267,899,215
Corporate Bonds	–	18,708,630	–	18,708,630
Common Stock	–	526,331	–	526,331

Total	$–	$403,150,837	$25,822,834	$428,973,671

*Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2013	$45,333,886	$45,333,886
Accrued discount/ premium	20,497	20,497
Return of Capital	-	-
Realized Gain/(Loss)	(750,767)	(750,767)
Change in Unrealized Appreciation/(Depreciation)	851,555	851,555
Purchases	14,530,574	14,530,574
Sales Proceeds	(15,399,256)	(15,399,256)
Transfer into Level 3	3,499,920	3,499,920
Transfer out of Level 3	(22,263,575)	(22,263,575)

Balance as of September 30, 2014	$25,822,834	$25,822,834

Net change in unrealized appreciation/(depreciation)attributable to Level 3 investments held at September 30, 2014	$(127,380)	$(127,380)

Information about Level 3 fair value measurements as of September 30, 2014:

	Fair Value at 9/30/14	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$25,822,834	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SENIOR FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines Managed Assets as total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than liabilities incurred for any leverage). At September 30, 2014, 90.38% of BSL’s Managed Assets were held in Senior Loans.

Senior Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At September 30, 2014, BSL had invested $23,441,311 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation. BSL had no outstanding participations as of September 30, 2014.

NOTE 4. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence.

The weighted average interest rate of the $144 million aggregate amount of senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. Due to the short term nature of the floating rate payments on the senior secured notes and term preferred shares, face value approximates fair value at September 30, 2014. This fair value is based on Level 2 inputs under the three tier fair valuation hierarchy (see Note 2).

BSL may prepay the senior secured notes or term preferred shares in whole or in part at any time on or after the second anniversary of the issuance date at an optional prepayment price. The redemption price per share of the term preferred shares and secured notes, respectively is at a premium to the issuance price. The redemption price is equal to 102% of the issuance price from the second anniversary date of the issuance date to but excluding the third anniversary date of the issuance date, and 101% of the issuance price from the third anniversary date of the issuance date to but excluding the fourth anniversary date of the issuance date and on or after the fourth anniversary date of the issuance date, 100% plus, in each case, an amount equal to accrued, accumulated and unpaid dividends thereon, to, but not including, the applicable redemption date.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of September 30, 2014, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL did not utilize leverage. During periods when BSL is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL did not use leverage because the fees paid are calculated on the basis of BGB’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2014, BSL’s leverage represented 33.69% of the Fund’s Managed Assets.

NOTE 5. UNREALIZED APPRECIATION/(DEPRECIATION)

On September 30, 2014 based on cost of $430,844,538 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,984,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,854,914, resulting in net unrealized depreciation of $1,870,867.

NOTE 6. SUBSEQUENT EVENTS

On October 8, 2014 BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, plus an additional amount representing the final accumulated interest or dividend amounts owed through the redemption date. The redemption of the senior secured notes and term preferred shares also resulted in the Fund accelerating the realization of $1.2 million of amortized expenses incurred in connection with the issuance of the senior secured notes and term preferred shares. The Fund financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364-day revolving credit facility, which has available borrowings up to $142 million, to be provided by a large, reputable financial institution, and with cash on hand.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	December 1, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	December 1, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 1, 2014